Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2026

Basis of Presentation
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent (FTE) Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.
Notable Items
From time to time, revenue, expenses, or taxes are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by management at that time to be infrequent or short term in nature. We refer to such items as “Notable Items.” Management believes it is useful to consider certain financial metrics with and without Notable Items, in order to enable a better understanding of company results, increase comparability of period-to-period results, and to evaluate and forecast those results.

Huntington Bancshares Incorporated
Financial Highlights (Unaudited)

	Three Months Ended					Year-to-Date
(dollar amounts in millions, except per share data, share count in millions)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,	Sep 30,
	2026	2026	2026	2025	2025	2026	2025
Summary Income Statement:
Net interest income - FTE(1)	$2,090	$2,072	$1,910	$1,609	$1,523	$6,072	$4,447
FTE adjustment	(21)	(20)	(19)	(17)	(17)	(60)	(48)
Net interest income	2,069	2,052	1,891	1,592	1,506	6,012	4,399
Provision for credit losses	123	132	158	123	122	413	340
Noninterest income	722	785	682	582	628	2,189	1,593
Noninterest expense	1,772	1,809	1,774	1,420	1,246	5,355	3,595
Income before income taxes	896	896	641	631	766	2,433	2,057
Provision for income taxes	172	165	114	108	133	451	351
Income after income taxes	724	731	527	523	633	1,982	1,706
Income attributable to NCI	3	4	4	4	4	11	14
Net income attributable to Huntington	721	727	523	519	629	1,971	1,692
Dividends on preferred shares	41	41	41	43	27	123	81
Net income applicable to common shares	$680	$686	$482	$476	$602	$1,848	$1,611

Key Metrics and Ratios:
Net income per common share - diluted	$0.33	$0.33	$0.25	$0.30	$0.41	$0.92	$1.09
Cash dividends declared per common share	0.155	0.155	0.155	0.155	0.155	0.465	0.465
TBV per common share - period end(2)	9.47	9.65	9.55	9.89	9.54
TCE ratio - period end(3)	6.9%	7.1%	7.0%	7.1%	6.8%
Return on average assets	1.01	1.02	0.81	0.93	1.19	0.95%	1.09%
Return on average common shareholders’ equity	9.1	9.3	7.2	8.9	12.4	8.6	11.6
ROTCE(4)	14.6	15.1	11.6	12.7	17.8	13.8	16.9
Net interest margin(1)	3.25	3.21	3.24	3.15	3.13	3.23	3.12
Efficiency ratio(5)	61.2	61.5	67.2	64.2	57.4	63.2	58.4
Effective tax rate	19.3	18.4	17.8	17.2	17.4	18.5	17.0
CET1 ratio - period end(6)	10.1	10.0	10.2	10.4	10.6
Adjusted CET1 ratio - period end(7)	8.9	9.0	9.2	9.2	9.2
Average and Ending Balance Information:
Average total assets	$282,262	$284,481	$262,170	$220,230	$209,727	$276,378	$207,572
Average earning assets	255,274	258,600	238,973	202,511	192,732	251,009	190,724
Average loans and leases	188,449	189,255	174,216	146,607	135,944	184,026	133,344
Average total deposits	223,816	223,403	204,616	173,156	164,812	217,348	163,292
Average Huntington shareholders’ equity	32,656	32,555	29,896	23,896	21,348	31,713	20,636
Average common shareholders' equity	29,776	29,675	27,050	21,165	19,197	28,843	18,592
Average tangible common shareholders' equity	19,546	19,404	18,024	15,150	13,587	18,997	12,970
Total assets - period end	287,833	283,984	285,372	225,106	210,228
Total Huntington shareholders’ equity - period end	32,179	32,624	32,535	24,342	22,248
Average common shares - basic	2,019	2,021	1,869	1,544	1,459	1,971	1,457
Average common shares - diluted	2,047	2,048	1,901	1,570	1,485	1,999	1,483
Common shares outstanding - period end	2,015	2,020	2,027	1,568	1,459
Credit Quality:
NCOs as a % of average loans and leases	0.31%	0.25%	0.26%	0.24%	0.22%	0.27%	0.23%
NAL ratio - period end	0.89	0.84	0.71	0.62	0.59
NPA ratio - period end(8)	0.90	0.85	0.72	0.63	0.60
Allowance for loan and lease losses (ALLL) as a % of total loans and leases - period end	1.68	1.72	1.72	1.70	1.72
Allowance for credit losses (ACL) as a % of total loans and leases - period end	1.75	1.78	1.78	1.83	1.86
See Notes to Financial Highlights.

Notes to Financial Highlights
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(2)Tangible book value per common share, a non-GAAP measure, is calculated as tangible common shareholders' equity divided by period end common shares outstanding.
(3)Tangible common shareholders' equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets), which represents a non-GAAP measure. Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate. See page 14 for reconciliation.
(4)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(5)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses), which represents a non-GAAP measure.
(6)Common Equity Tier 1 (CET1) risk-based capital ratio. Amount is preliminary at September 30, 2026.
(7)Adjusted CET1 ratio, a non-GAAP measure, is calculated as CET1 including the impact of AOCI, excluding cash flow hedges. Amount is preliminary at September 30, 2026.
(8)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$2,377	$3,330	$2,096	$1,783	$1,696
Interest-earning deposits with banks	15,019	12,714	17,579	12,295	11,536
Trading account assets	345	326	199	63	81
Available-for-sale securities	34,623	35,206	35,557	26,132	26,085
Held-to-maturity securities	14,733	14,384	14,768	15,258	15,597
Other securities	1,433	1,383	1,281	994	870
Loans held for sale	1,567	1,886	1,073	1,415	823
Loans and leases (1)	191,449	189,422	188,818	149,642	137,956
Allowance for loan and lease losses	(3,222)	(3,249)	(3,243)	(2,537)	(2,374)
Net loans and leases	188,227	186,173	185,575	147,105	135,582
Bank-owned life insurance	3,687	3,676	3,673	2,902	2,810
Accrued income and other receivables	3,255	2,960	2,197	2,621	1,819
Premises and equipment	2,166	2,171	2,138	1,321	1,112
Goodwill	9,527	9,527	9,527	5,997	5,547
Servicing rights and other intangible assets	1,728	1,691	1,727	752	644
Other assets	9,146	8,557	7,982	6,468	6,026
Total assets	$287,833	$283,984	$285,372	$225,106	$210,228

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$224,678	$222,466	$223,482	$176,610	$165,212
Short-term borrowings	6,066	3,111	1,875	1,261	252
Long-term debt	17,341	18,738	21,594	17,221	17,315
Other liabilities	7,531	7,004	5,840	5,635	5,163
Total liabilities	255,616	$251,319	$252,791	$200,727	$187,942

Shareholders' equity
Preferred stock	2,881	2,881	2,881	2,731	2,731
Common stock	20	20	20	16	15
Capital surplus	25,101	25,150	25,273	17,244	15,537
Less treasury shares, at cost	(92)	(94)	(95)	(92)	(87)
Accumulated other comprehensive income (loss)	(2,974)	(2,213)	(2,059)	(1,908)	(2,071)
Retained earnings	7,243	6,880	6,515	6,351	6,123
Total Huntington shareholders’ equity	32,179	32,624	32,535	24,342	22,248
Non-controlling interest	38	41	46	37	38
Total equity	32,217	32,665	32,581	24,379	22,286
Total liabilities and equity	$287,833	$283,984	$285,372	$225,106	$210,228

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000	2,250,000,000	2,250,000,000	2,250,000,000
Common shares outstanding	2,015,387,251	2,020,414,826	2,027,130,587	1,567,732,506	1,459,390,757
Treasury shares outstanding	6,952,614	7,152,410	7,269,138	7,187,541	6,907,525
Preferred stock, authorized shares	6,617,808	6,617,808	6,617,808	6,617,808	6,617,808
Preferred shares outstanding	891,900	891,900	891,900	885,000	885,000
(1)See page 4 for detail of loans and leases.
(2)See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	Sep 30,		Jun 30,		Mar 31,		Dec 31,		Sep 30,
(dollar amounts in millions)	2026		2026		2026		2025		2025
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$93,966	49%	$91,378	49%	$89,282	47%	$69,442	46%	$62,978	45%
Commercial real estate	22,748	12	23,457	12	24,337	13	15,209	10	10,732	8
Lease financing	5,885	3	5,714	3	5,796	3	5,727	4	5,515	4
Total commercial	122,599	64	120,549	64	119,415	63	90,378	60	79,225	57
Consumer:
Residential mortgage	33,163	18	33,221	18	33,458	19	24,777	17	24,502	18
Automobile	15,355	8	15,460	8	15,953	8	16,168	11	15,996	12
Home equity	11,898	6	11,884	6	11,831	6	10,395	7	10,314	7
RV and marine	5,757	3	5,706	3	5,627	3	5,682	4	5,805	4
Other consumer	2,677	1	2,602	1	2,534	1	2,242	1	2,114	2
Total consumer	68,850	36	68,873	36	69,403	37	59,264	40	58,731	43
Total loans and leases	$191,449	100%	$189,422	100%	$188,818	100%	$149,642	100%	$137,956	100%

Ending balances by business segment:
Consumer & Regional Banking	$102,419	54%	$103,317	55%	$104,578	55%	$79,069	53%	$75,027	55%
Commercial Banking	88,702	46	86,089	45	84,199	45	70,391	47	62,755	45
Treasury / Other	328	—	16	—	41	—	182	—	174	—
Total loans and leases	$191,449	100%	$189,422	100%	$188,818	100%	$149,642	100%	$137,956	100%

Average balances by business segment:
Consumer & Regional Banking	$102,818	55%	$104,270	55%	$95,969	55%	$77,908	53%	$74,306	55%
Commercial Banking	85,509	45	84,706	45	78,029	45	68,388	47	61,373	45
Treasury / Other	122	—	279	—	218	—	311	—	265	—
Total loans and leases	$188,449	100%	$189,255	100%	$174,216	100%	$146,607	100%	$135,944	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	Sep 30,		Jun 30,		Mar 31,		Dec 31,		Sep 30,
(dollar amounts in millions)	2026		2026		2026		2025		2025
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$41,317	18%	$40,129	18%	$40,839	18%	$32,205	18%	$28,596	17%
Demand deposits - interest-bearing	64,503	29	62,395	28	61,086	27	48,510	27	46,056	28
Money market deposits	77,509	35	75,717	34	75,554	34	65,123	37	62,837	38
Savings deposits	18,861	8	18,820	9	18,971	9	15,426	9	14,986	9
Time deposits	22,488	10	25,405	11	27,032	12	15,346	9	12,737	8
Total deposits	$224,678	100%	$222,466	100%	$223,482	100%	$176,610	100%	$165,212	100%

Ending balances by business segment:
Consumer & Regional Banking	$148,587	66%	$150,687	68%	$153,000	69%	$117,188	66%	$110,043	67%
Commercial Banking	67,912	30	62,713	28	60,775	27	50,657	29	47,651	28
Treasury / Other	8,179	4	9,066	4	9,707	4	8,765	5	7,518	5
Total deposits	$224,678	100%	$222,466	100%	$223,482	100%	$176,610	100%	$165,212	100%

Average balances by business segment:
Consumer & Regional Banking	$149,423	67%	$152,612	68%	$138,557	67%	$114,613	66%	$111,138	68%
Commercial Banking	65,645	29	61,597	28	56,622	28	50,470	29	46,346	28
Treasury / Other	8,748	4	9,194	4	9,437	5	8,073	5	7,328	4
Total deposits	$223,816	100%	$223,403	100%	$204,616	100%	$173,156	100%	$164,812	100%

Huntington Bancshares Incorporated
Quarterly Average Balances and Rates (Unaudited)

	Sep 30, 2026			Jun 30, 2026			Mar 31, 2026			Dec 31, 2025			Sep 30, 2025
	Average Balances	Income/Expense(1)	Yield/ Rate(1)	Average Balances	Income/Expense(1)	Yield/ Rate(1)	Average Balances	Income/Expense(1)	Yield/ Rate(1)	Average Balances	Income/Expense(1)	Yield/ Rate(1)	Average Balances	Income/Expense(1)	Yield/ Rate(1)
(dollar amounts in millions)
Assets:
Interest-earning deposits with banks	$14,288	$135	3.78%	$16,977	$156	3.67%	$15,634	$141	3.62%	$12,231	$124	4.03%	$11,823	$134	4.53%
Trading account assets	315	3	3.87	281	3	3.97	235	2	3.70	112	—	2.58	629	7	4.03
Investment and other securities:
Available-for-sale securities:
Taxable	$31,521	$296	3.76	$31,486	$285	3.62	$28,063	$258	3.67	$22,879	$212	3.72	$23,485	$246	4.19
Tax-exempt	3,463	43	4.97	3,487	43	4.92	3,441	42	4.86	3,405	43	4.99	3,318	41	5.02
Total available-for-sale securities	34,984	339	3.88	34,973	328	3.75	31,504	300	3.80	26,284	255	3.88	26,803	287	4.29
Held-to-maturity securities - taxable	14,314	96	2.69	14,571	97	2.65	14,975	99	2.65	15,397	103	2.66	15,752	105	2.66
Other securities	1,295	19	5.80	1,369	17	5.00	1,219	16	5.17	949	11	4.86	888	12	5.15
Total investment and other securities	50,593	454	3.59	50,913	442	3.47	47,698	415	3.48	42,630	369	3.46	43,443	404	3.72
Loans held for sale	1,629	22	5.62	1,174	19	6.16	1,190	18	6.19	931	14	6.13	893	15	6.52
Loans and leases (includes nonaccrual loans and leases):
Commercial:
Commercial and industrial	90,924	1,358	5.84	90,371	1,336	5.85	81,535	1,191	5.85	67,378	1,023	5.94	61,440	959	6.11
Commercial real estate	23,071	357	6.05	23,925	370	6.12	21,138	327	6.17	14,268	233	6.39	10,692	187	6.86
Lease financing	5,724	98	6.72	5,726	101	6.98	5,754	99	6.86	5,498	91	6.48	5,483	93	6.69
Total commercial	119,719	1,813	5.93	120,022	1,807	5.96	108,427	1,617	5.96	87,144	1,347	6.05	77,615	1,239	6.25
Consumer:
Residential mortgage	33,183	400	4.82	33,515	404	4.81	30,392	353	4.65	25,098	269	4.29	24,511	259	4.23
Automobile	15,339	230	5.94	15,650	229	5.87	16,056	232	5.86	16,114	241	5.93	15,693	234	5.92
Home equity	11,869	204	6.81	11,878	202	6.85	11,325	193	6.89	10,372	184	7.02	10,264	190	7.34
RV and marine	5,744	81	5.58	5,646	76	5.44	5,631	76	5.44	5,747	80	5.53	5,860	80	5.41
Other consumer	2,595	68	10.44	2,544	64	10.09	2,385	58	9.88	2,132	54	10.11	2,001	55	10.82
Total consumer	68,730	983	5.69	69,233	975	5.65	65,789	912	5.59	59,463	828	5.54	58,329	818	5.57
Total loans and leases	188,449	2,796	5.84	189,255	2,782	5.84	174,216	2,529	5.82	146,607	2,175	5.84	135,944	2,057	5.96
Total earning assets	255,274	$3,410	5.30%	258,600	$3,402	5.28%	238,973	$3,105	5.27%	202,511	$2,682	5.25%	192,732	$2,617	5.39%
Cash and due from banks	2,375			2,036			1,778			1,396			1,445
Goodwill and other intangible assets	10,416			10,468			9,175			6,043			5,625
All other assets	14,197			13,377			12,244			10,280			9,925
Total assets	$282,262			$284,481			$262,170			$220,230			$209,727
Liabilities and shareholders' equity:
Interest-bearing deposits:
Demand deposits - interest-bearing	$63,704	$321	2.00%	$62,388	$285	1.83%	$52,985	$246	1.88%	$47,185	$227	1.91%	$45,980	$235	2.02%
Money market deposits	77,353	517	2.65	75,309	493	2.62	75,216	446	2.41	65,182	437	2.66	62,009	466	2.99
Savings deposits	18,839	30	0.62	18,940	39	0.83	18,033	30	0.68	15,360	19	0.47	15,042	13	0.35
Time deposits	23,766	203	3.40	26,758	231	3.46	22,864	198	3.50	14,661	137	3.69	12,773	116	3.60
Total interest-bearing deposits	183,662	1,071	2.31	183,395	1,048	2.29	169,098	920	2.21	142,388	820	2.28	135,804	830	2.43
Short-term borrowings	1,152	9	3.12	1,887	18	3.65	1,745	16	3.83	897	10	4.45	1,267	13	3.90
Long-term debt	18,145	240	5.28	20,971	264	5.06	20,248	259	5.09	17,335	243	5.61	17,433	251	5.75
Total interest-bearing liabilities	202,959	$1,320	2.58%	206,253	$1,330	2.59%	191,091	$1,195	2.53%	160,620	$1,073	2.65%	154,504	$1,094	2.81%
Demand deposits - noninterest-bearing	40,154			40,008			35,518			30,768			29,008
All other liabilities	6,453			5,620			5,624			4,907			4,826
Total liabilities	249,566			251,881			232,233			196,295			188,338
Total Huntington shareholders’ equity	32,656			32,555			29,896			23,896			21,348
Non-controlling interest	40			45			41			39			41
Total equity	32,696			32,600			29,937			23,935			21,389
Total liabilities and equity	$282,262			$284,481			$262,170			$220,230			$209,727
Net interest rate spread			2.72%			2.69%			2.74%			2.60%			2.58%
Impact of noninterest bearing funds			0.53			0.52			0.50			0.55			0.55
FTE net interest income / net interest margin		$2,090	3.25%		$2,072	3.21%		$1,910	3.24%		$1,609	3.15%		$1,523	3.13%
FTE adjustment		21			20			19			17			17
Net interest income		$2,069			$2,052			$1,891			$1,592			$1,506

Memo: Total deposits	$223,816	$1,071	1.90%	$223,403	$1,048	1.88%	$204,616	$920	1.82%	$173,156	$820	1.88%	$164,812	$830	2.00%
Memo: Impact of derivatives on commercial loan yields			(0.06)			(0.06)			(0.08)			(0.18)			(0.25)
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Year-To-Date Average Balances and Rates
(Unaudited)

	Nine Months Ended Sep 30, 2026			Nine Months Ended Sep 30, 2025
(dollar amounts in millions)	Average Balances	Income/ Expense (1)	Yield/ Rate (1)	Average Balances	Income/ Expense (1)	Yield/ Rate (1)
Assets:
Interest-earning deposits with banks	$15,628	$432	3.69%	$11,907	$402	4.50%
Trading account assets	277	8	3.85	584	17	3.82
Investment and other securities:
Available-for-sale securities:
Taxable	30,369	839	3.69	23,913	811	4.52
Tax-exempt	3,464	128	4.91	3,274	124	5.06
Total available-for-sale securities	33,833	967	3.81	27,187	935	4.58
Held-to-maturity securities - taxable	14,618	292	2.66	16,078	320	2.65
Other securities	1,294	52	5.32	882	36	5.43
Total investment and other securities	49,745	1,311	3.51	44,147	1,291	3.90
Loans held for sale	1,333	59	5.94	742	36	6.47
Loans and leases (includes nonaccrual loans and leases):
Commercial:
Commercial and industrial	87,644	3,885	5.85	59,477	2,746	6.09
Commercial real estate	22,718	1,054	6.12	10,831	555	6.76
Lease financing	5,735	298	6.85	5,472	274	6.61
Total commercial	116,097	5,237	5.95	75,780	3,575	6.22
Consumer:
Residential mortgage	32,373	1,157	4.76	24,412	762	4.16
Automobile	15,679	691	5.89	15,167	660	5.82
Home equity	11,692	599	6.85	10,195	559	7.33
RV and marine	5,674	233	5.49	5,910	237	5.35
Other consumer	2,511	190	10.15	1,880	154	10.97
Total consumer	67,929	2,870	5.64	57,564	2,372	5.50
Total loans and leases	184,026	8,107	5.84	133,344	5,947	5.91
Total earning assets	251,009	$9,917	5.28%	190,724	$7,693	5.39%
Cash and due from banks	2,065			1,419
Goodwill and other intangible assets	10,024			5,639
All other assets	13,280			9,790
Total assets	$276,378			$207,572
Liabilities and shareholders' equity:
Interest-bearing deposits:
Demand deposits - interest-bearing	$59,731	$852	1.91%	$44,755	$663	1.98%
Money market deposits	75,967	1,456	2.56	61,111	1,388	3.04
Savings deposits	18,607	99	0.71	15,012	31	0.28
Time deposits	24,466	632	3.45	13,347	380	3.81
Total interest-bearing deposits	178,771	3,039	2.27	134,225	2,462	2.45
Short-term borrowings	1,592	43	3.58	1,322	40	4.04
Long-term debt	19,780	763	5.14	17,372	744	5.71
Total interest-bearing liabilities	200,143	$3,845	2.57%	152,919	$3,246	2.84%
Demand deposits - noninterest-bearing	38,577			29,067
All other liabilities	5,903			4,904
Total liabilities	244,623			186,890
Total Huntington shareholders’ equity	31,713			20,636
Non-controlling interest	42			46
Total equity	31,755			20,682
Total liabilities and equity	$276,378			$207,572
Net interest rate spread			2.71%			2.55%
Impact of noninterest bearing funds			0.52			0.57
FTE net interest income / net interest margin		$6,072	3.23%		$4,447	3.12%
FTE adjustment		60			48
Net interest income		$6,012			$4,399

Memo: Total deposits	$217,348	$3,039	1.87	$163,292	$2,462	2.02%
Memo: Impact of derivatives on commercial loan yields			(0.07)			(0.30)
(1)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate. Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Income Statement Data
(Unaudited)

	Three Months Ended					Year-to-Date
(dollar amounts in millions, except per share data)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,	Sep 30,
	2026	2026	2026	2025	2025	2026	2025
Interest income	$3,389	$3,382	$3,086	$2,665	$2,600	$9,857	$7,645
Interest expense	1,320	1,330	1,195	1,073	1,094	3,845	3,246
Net interest income	2,069	2,052	1,891	1,592	1,506	6,012	4,399
Provision for credit losses	123	132	158	123	122	413	340
Net interest income after provision for credit losses	1,946	1,920	1,733	1,469	1,384	5,599	4,059
Payments and cash management revenue	211	204	187	170	174	602	494
Wealth and asset management revenue	131	134	120	102	104	385	307
Customer deposit and loan fees	124	128	110	107	102	362	283
Capital markets and advisory fees	122	140	132	101	94	394	245
Mortgage banking income	45	53	32	39	43	130	102
Net gains (losses) on sales of securities	—	2	13	—	—	15	(58)
Other noninterest income (1)	89	124	88	63	111	301	220
Total noninterest income	722	785	682	582	628	2,189	1,593
Personnel costs	990	1,010	992	845	757	2,992	2,150
Outside data processing and other services	290	326	311	222	198	927	550
Equipment	79	96	93	67	66	268	201
Net occupancy	96	90	85	56	57	271	176
Professional services	38	31	44	80	31	113	75
Marketing	54	38	37	36	34	129	91
Amortization of intangibles	49	54	41	13	11	144	33
Other noninterest expense (1)	176	164	171	101	92	511	319
Total noninterest expense	1,772	1,809	1,774	1,420	1,246	5,355	3,595
Income before income taxes	896	896	641	631	766	2,433	2,057
Provision for income taxes	172	165	114	108	133	451	351
Income after income taxes	724	731	527	523	633	1,982	1,706
Income attributable to NCI	3	4	4	4	4	11	14
Net income attributable to Huntington	721	727	523	519	629	1,971	1,692
Dividends on preferred shares	41	41	41	43	27	123	81
Net income applicable to common shares	$680	$686	$482	$476	$602	$1,848	$1,611

Average common shares - basic	2,019	2,021	1,869	1,544	1,459	1,971	1,457
Average common shares - diluted	2,047	2,048	1,901	1,570	1,485	1,999	1,483

Per common share
Net income - basic	$0.34	$0.34	$0.26	$0.31	$0.41	$0.94	$1.11
Net income - diluted	0.33	0.33	0.25	0.30	0.41	0.92	1.09
Cash dividends declared	0.155	0.155	0.155	0.155	0.155	0.465	0.465

Revenue - fully-taxable equivalent (FTE)
Net interest income	$2,069	$2,052	$1,891	$1,592	$1,506	$6,012	$4,399
FTE adjustment	21	20	19	17	17	60	48
Net interest income FTE (2)	2,090	2,072	1,910	1,609	1,523	6,072	4,447
Noninterest income	722	785	682	582	628	2,189	1,593
Total revenue FTE (2)	$2,812	$2,857	$2,592	$2,191	$2,151	$8,261	$6,040
(1)In the third quarter of 2026, we reclassified insurance income and leasing revenue into other noninterest income, and we reclassified deposit and other insurance expense and leasing financing equipment depreciation into other noninterest expense. Prior period amounts have been revised to conform with the current period presentation.
(2)Calculated on a fully-taxable equivalent (FTE) basis, which represents a non-GAAP measure, assuming a 21% tax rate.

Huntington Bancshares Incorporated
Credit Reserves Analysis
(Unaudited)

	Three Months Ended					Year-to-Date
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025	2026	2025
Allowance for loan and lease losses, beginning of period	$3,249	$3,243	$2,537	$2,374	$2,331	$2,537	$2,244
Loan and lease charge-offs	(200)	(191)	(173)	(145)	(137)	(564)	(381)
Recoveries of loans and leases previously charged off	54	72	62	56	62	188	154
Net loan and lease charge-offs	(146)	(119)	(111)	(89)	(75)	(376)	(227)
Provision for loan and lease losses	119	125	250	109	118	494	357
Allowance on purchased credit deteriorated (PCD) loans and leases at acquisition	—	—	322	71	—	322	—
Allowance on purchased seasoned loans and leases at acquisition (1)	—	—	245	72	—	245	—
Allowance for loan and lease losses, end of period	3,222	3,249	3,243	2,537	2,374	3,222	2,374
Allowance for unfunded lending commitments, beginning of period	132	125	206	188	184	206	202
Provision (benefit) for unfunded lending commitments	4	7	(92)	14	4	(81)	(14)
Allowance for unfunded lending commitments at acquisition	—	—	11	4	—	11	—
Allowance for unfunded lending commitments, end of period	136	132	125	206	188	136	188
Total allowance for credit losses, end of period	$3,358	$3,381	$3,368	$2,743	$2,562	$3,358	$2,562
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.68%	1.72%	1.72%	1.70%	1.72%	1.68%	1.72%
Nonaccrual loans and leases (NALs)	190	204	243	272	294	190	294
Nonperforming assets (NPAs)	187	202	239	269	289	187	289
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.75%	1.78%	1.78%	1.83%	1.86%	1.75%	1.86%
Nonaccrual loans and leases (NALs)	198	213	253	295	317	198	317
Nonperforming assets (NPAs)	195	210	248	290	312	195	312
(1)    Reflects Huntington's October 1, 2025 adoption of Accounting Standards Update (ASU) 2025-08 applicable to purchased loans whereby non-PCD loans acquired in a business combination are deemed "purchased seasoned loans" and subject to the gross-approach resulting in recognition of an allowance for credit losses at acquisition.

Huntington Bancshares Incorporated
Net Charge-Off Analysis
(Unaudited)

	Three Months Ended					Year-to-Date
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025	2026	2025
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$71	$66	$54	$40	$39	$191	$119
Commercial real estate	10	3	2	8	(4)	15	(15)
Lease financing	—	(3)	—	(8)	1	(3)	7
Total commercial	81	66	56	40	36	203	111
Consumer:
Residential mortgage	2	3	1	—	—	6	1
Automobile	15	12	15	14	10	42	30
Home equity	—	1	—	—	1	1	1
RV and marine	6	6	7	6	4	19	16
Other consumer	42	31	32	29	24	105	68
Total consumer	65	53	55	49	39	173	116
Total net charge-offs	$146	$119	$111	$89	$75	$376	$227
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.31%	0.29%	0.26%	0.24%	0.25%	0.29%	0.27%
Commercial real estate	0.16	0.06	0.03	0.21	(0.13)	0.08	(0.18)
Lease financing	0.03	(0.18)	0.01	(0.53)	0.04	(0.05)	0.16
Total commercial	0.27	0.22	0.21	0.18	0.18	0.23	0.20
Consumer:
Residential mortgage	0.03	0.03	0.02	0.01	0.01	0.02	0.01
Automobile	0.41	0.32	0.38	0.36	0.26	0.37	0.26
Home equity	0.01	0.01	0.02	(0.01)	0.01	0.01	0.01
RV and marine	0.40	0.44	0.51	0.45	0.30	0.45	0.36
Other consumer	6.30	4.88	5.30	5.22	4.92	5.50	4.89
Total consumer	0.38	0.30	0.34	0.33	0.27	0.34	0.27
Net charge-offs as a % of average loans and leases	0.31%	0.25%	0.26%	0.24%	0.22%	0.27%	0.23%

Huntington Bancshares Incorporated
Nonperforming Assets (NPAs)
(Unaudited)

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025
Nonaccrual loans and leases (NALs):
Commercial and industrial	$1,046	$986	$824	$562	$455
Commercial real estate	265	243	188	133	131
Lease financing	6	8	9	8	10
Residential mortgage	240	223	185	107	97
Automobile	8	7	6	6	6
Home equity	129	120	117	113	108
RV and marine	2	2	2	2	1
Other consumer	1	—	1	—	—
Total nonaccrual loans and leases	1,697	1,589	1,332	931	808
Other real estate, net	25	23	22	13	10
Other NPAs (1)	—	—	3	1	3
Total nonperforming assets	$1,722	$1,612	$1,357	$945	$821

NALs as a % of total loans and leases	0.89%	0.84%	0.71%	0.62%	0.59%
NPA ratio (2)	0.90	0.85	0.72	0.63	0.60

Accruing loans and leases past due 90+ days:
Commercial and industrial	$2	$2	$2	$1	$1
Commercial real estate	—	—	3	—	—
Lease financing	1	6	5	9	6
Residential mortgage (excluding loans guaranteed by the U.S. Government)	79	66	46	46	35
Automobile	15	12	12	14	12
Home equity	28	24	22	16	20
RV and marine	4	3	3	4	3
Other consumer	8	5	6	6	5
Total, excl. loans guaranteed by the U.S. Government	137	118	99	96	82
Add: loans guaranteed by U.S. Government	340	325	322	186	152
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$477	$443	$421	$282	$234

Accruing loans and leases past due 90+ days as a percent of total loans and leases:
Excluding loans guaranteed by the U.S. Government	0.07%	0.06%	0.05%	0.06%	0.06%
Guaranteed by U.S. Government	0.18	0.17	0.17	0.12	0.11
Including loans guaranteed by the U.S. Government	0.25	0.23	0.22	0.19	0.17
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Capital Under Current Regulatory Standards (Basel III)
(Unaudited)

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025
Common equity tier 1 (CET1) capital	$21,684	$21,388	$21,160	$17,286	$15,924
Tier 1 capital	24,575	24,279	24,051	20,027	18,665
Total risk-based capital	29,377	29,076	28,772	23,593	22,022
Risk-weighted assets (RWA) (1)	214,500	214,138	208,132	166,684	150,222
Common equity tier 1 risk-based capital ratio (1)	10.1%	10.0%	10.2%	10.4%	10.6%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.0	8.8	9.5	9.3	9.0
Tier 1 risk-based capital ratio (1)	11.5	11.3	11.6	12.0	12.4
Total risk-based capital ratio (1)	13.7	13.6	13.8	14.2	14.7

Reconciliation of Non-GAAP Measure
Common equity tier 1 (CET1) capital	(A)	$21,684	$21,388	$21,160	$17,286	$15,924
Add: Accumulated other comprehensive income (loss)		(2,969)	(2,208)	(2,055)	(1,904)	(2,065)
Less: AOCI cash flow hedge		(410)	(167)	(49)	27	16
Adjusted common equity tier 1 (2)	(B)	19,125	19,347	19,154	15,355	13,843
Risk-weighted assets (RWA) (1)	(C)	214,500	214,138	208,132	166,684	150,222
CET1 ratio (1)	(A/C)	10.1%	10.0%	10.2%	10.4%	10.6%
Adjusted CET1 ratio (1)(2)	(B/C)	8.9	9.0	9.2	9.2	9.2
(1)Preliminary at September 30, 2026.
(2) Represents CET1 adjusted for AOCI, excluding cash flow hedges, which aligns with GSIB reporting.

Huntington Bancshares Incorporated
Non-Regulatory Capital and Other Data
(Unaudited)
Non-Regulatory Capital

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$32,179	$32,624	$32,535	$24,342	$22,248
Goodwill and other intangible assets	(10,393)	(10,442)	(10,496)	(6,142)	(5,611)
Deferred tax liability on other intangible assets (1)	182	192	203	30	13
Total tangible equity	21,968	22,374	22,242	18,230	16,650
Preferred equity	(2,881)	(2,881)	(2,881)	(2,731)	(2,731)
Total tangible common equity	$19,087	$19,493	$19,361	$15,499	$13,919
Total assets	$287,833	$283,984	$285,372	$225,106	$210,228
Goodwill and other intangible assets	(10,393)	(10,442)	(10,496)	(6,142)	(5,611)
Deferred tax liability on other intangible assets (1)	182	192	203	30	13
Total tangible assets	$277,622	$273,734	$275,079	$218,994	$204,630
Shareholders' equity / total assets	11.2%	11.5%	11.4%	10.8%	10.6%
Tangible equity / tangible asset ratio	7.9	8.2	8.1	8.3	8.1
Tangible common equity / tangible asset ratio	6.9	7.1	7.0	7.1	6.8
Tangible common equity / RWA ratio (2)	8.9	9.1	9.3	9.3	9.3
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Preliminary at September 30, 2026.

Other Data

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2026	2026	2026	2025	2025
Number of employees (Average full-time equivalent)	25,898	26,407	24,641	20,924	20,247
Number of domestic full-service branches (1)	1,372	1,407	1,403	1,005	972
ATM Count	2,015	2,016	2,043	1,591	1,569
(1)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Return on Average Tangible Common Shareholders' Equity

	Three months ended					Nine months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025	2026	2025
Calculation of return on average tangible common shareholders' equity ratio:
Average Huntington common shareholders' equity	$29,776	$29,675	$27,050	$21,165	$19,197	$28,843	$18,592
Less: Intangible assets and goodwill, net of tax effect	10,230	10,271	9,026	6,015	5,610	9,846	5,622
Average tangible common shareholders' equity (A)	$19,546	$19,404	$18,024	$15,150	$13,587	$18,997	$12,970
Net income applicable to common shares	$680	$686	$482	$476	$602	$1,848	$1,611
Add: Amortization of intangibles, net of deferred tax	39	42	33	10	8	114	26
Tangible net income applicable to common shares	$719	$728	$515	$486	$610	$1,962	$1,637
Add: Notable Items, after tax	98	116	216	99	(13)	430	8
Adjusted net income applicable to common shares, excluding Notable Items	$817	$844	$731	$585	$597	$2,392	$1,645
Tangible net income applicable to common shares, annualized (B)	$2,853	$2,920	$2,089	$1,928	$2,420	$2,623	$2,189
Adjusted net income applicable to common shares, excluding Notable Items, annualized (C)	3,241	3,385	2,965	2,320	2,369	3,198	2,199
Return on average tangible common shareholders' equity (B/A)	14.6%	15.1%	11.6%	12.7%	17.8%	13.8%	16.9%
Adjusted return on average tangible common shareholders' equity, excluding Notable Items (C/A)	16.6%	17.5%	16.4%	15.3%	17.4%	16.8%	17.0%
Efficiency Ratio

	Three months ended					Nine months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,	Sep 30,
(amounts in millions)	2026	2026	2026	2025	2025	2026	2025
Noninterest expense (GAAP)	$1,772	$1,809	$1,774	$1,420	$1,246	$5,355	$3,595
Less: Intangible amortization	49	54	41	13	11	144	33
Noninterest expense less amortization of intangibles (non-GAAP)	$1,723	$1,755	$1,733	$1,407	$1,235	$5,211	$3,562
Net interest income	$2,069	$2,052	$1,891	$1,592	$1,506	$6,012	$4,399
Noninterest income	722	785	682	582	628	2,189	1,593
Total Revenue (GAAP)	2,791	2,837	2,573	2,174	2,134	8,201	5,992
Add: FTE adjustment (1)	21	20	19	17	17	60	48
Less: Gains (losses) on sales of securities	—	2	13	—	—	15	(58)
FTE revenue less gains (losses) on sales of securities (non-GAAP)	$2,812	$2,855	$2,579	$2,191	$2,151	$8,246	$6,098
Efficiency Ratio (2)	61.2%	61.5%	67.2%	64.2%	57.4%	63.2%	58.4%
(1)Calculated on an FTE basis, which represents a non-GAAP measure, assuming a 21% tax rate.
(2)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding gains (losses) on sales of securities, which represents a non-GAAP measure.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures (continued)
(Unaudited)

Pre-Provision Net Revenue (PPNR)

	Three months ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(dollar amounts in millions)	2026	2026	2026	2025	2025
Total revenue (GAAP)	$2,791	$2,837	$2,573	$2,174	$2,134
Add: FTE adjustment (1)	21	20	19	17	17
Total FTE revenue (non-GAAP)	2,812	2,857	2,592	2,191	2,151
Less: Noninterest expense	1,772	1,809	1,774	1,420	1,246
PPNR	$1,040	$1,048	$818	$771	$905
(1) Calculated on an FTE basis, which represents a non-GAAP measure, assuming a 21% tax rate.